UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2020

ADURO BIOTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37345	94-3348934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Heinz Avenue

Berkeley, California 94710

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 848-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement

On August 17, 2020, Aduro Biotech, Inc. (“Aduro” or the “Company”), Aspire Merger Sub, Inc. (“Merger Sub”) and Chinook Therapeutics U.S., Inc. (“Chinook”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated June 1, 2020, by and among the Company, Merger Sub and Chinook. The Amendment revises the Merger Agreement to, among other things, reflect Chinook’s contemplated private placement financing, which is expected to occur immediately prior to the closing of the merger of Merger Sub with and into Chinook (the “Merger”). The Amendment revises the Exchange Ratio to be used for purposes of determining the number of shares of Aduro common stock to be received by Chinook stockholders in the Merger to exclude the shares of common stock issued by Chinook in its proposed private placement financing from the shares of Chinook capital stock treated as outstanding for purposes of the Exchange Ratio.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement remains in full force and effect as originally executed on June 1, 2020. The foregoing summary of the terms of the Amendment is subject to, and qualified in its entirety by, the copy of the Amendment filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed on June 2, 2020, Chinook and certain investors named therein entered into a Note Purchase Agreement (the “Note Purchase Agreement”), dated June 1, 2020, pursuant to which, immediately prior to the closing of the Merger, the investors would purchase convertible promissory notes in an aggregate amount of $25,000,000.

On August 17, 2020, the Company, Chinook, Versant Venture Capital VII and affiliated entities, Apple Tree Partners IV, L.P. and Samsara BioCapital, L.P. (the “Investors”) entered into a Note Termination Agreement (the “Note Termination Agreement”), pursuant to which the Note Purchase Agreement was terminated on August 17, 2020 as of immediately prior to the execution of a subscription agreement by and among Chinook and the Investors in connection with Chinook’s contemplated private placement financing.

The foregoing summary of the terms of the Note Termination Agreement is subject to, and qualified in its entirety by, the copy of the Note Termination Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated August 17, 2020, by and among Aduro Biotech, Inc., Aspire Merger Sub, Inc. and Chinook Therapeutics U.S., Inc.

10.1	Note Termination Agreement, dated August 17, 2020, by and among Aduro Biotech, Inc., Chinook Therapeutics U.S., Inc. and certain investors named therein.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

Additional Information and Where to Find It

Aduro has filed a Registration Statement on Form S-4 containing a proxy statement/prospectus of Aduro and other documents concerning the proposed merger with the SEC. BEFORE MAKING ANY VOTING DECISION, ADURO’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY ADURO WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Aduro with the SEC at the SEC’s website at www.sec.gov. Aduro makes available free of charge at www.aduro.com (in the “Investor Relations” section), copies of materials that Aduro files with, or furnishes to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Aduro and Chinook, and each of their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Aduro in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of Aduro’s directors and officers in Aduro’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 9, 2020, and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on March 24, 2020. To the extent the holdings of Aduro’s securities by Aduro’s directors and executive officers have changed since the amounts set forth in Aduro’s proxy statement for its 2020 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger are included in the proxy statement/prospectus relating to the proposed merger, which was filed with the SEC on July 22, 2020, as may be amended or supplemented from time to time. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Aduro’s website at www.aduro.com.

Cautionary Note on Forward-Looking Statements

This communication contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the Chinook private placement financing and the merger with Chinook. In some cases, you can identify these statements by forward-looking words such as “may,” “will,” “continue,” “anticipate,” “intend,” “could,” “project,” “expect” or the negative or plural of these words or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, the risk that the proposed merger with Chinook may not be completed in a timely manner or at all, which may adversely affect Aduro’s business and the price of the common stock of Aduro; the failure of either party to satisfy any of the conditions to the consummation of the proposed merger, including the approval by Aduro’s stockholders of the issuance of shares of Aduro common stock in the merger and the change of control resulting from the merger; uncertainties as to the timing of the consummation of the proposed merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed merger on Aduro’s business relationships, operating results and business generally; risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger; risks related to diverting management’s attention from Aduro’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Aduro related to the merger agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; our history of net operating losses and uncertainty regarding our ability to achieve profitability, our ability to develop and commercialize our product candidates, our ability to use and expand our technology platforms to build a pipeline of product candidates, our ability to obtain and maintain regulatory approval of our product candidates, our ability to operate in a competitive industry and compete successfully against competitors that have greater resources than we do, our reliance on third parties, and our ability to obtain and adequately protect intellectual property rights for our product candidates; and the effects of COVID-19 on our clinical programs and business operations. We discuss many of these risks in greater detail under the heading “Risk Factors” contained in our quarterly report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on August 3, 2020, and our other filings with the SEC. Any forward-looking statements that we make in this communication speak only as of the date of this communication. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2020		Aduro Biotech, Inc.

	By:	/s/ Celeste Ferber
Celeste Ferber
SVP, General Counsel and Corporate Secretary